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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 11, 1998
                Date of Report (Date of earliest event reported)

                             MEDNET, MPC CORPORATION
             (Exact name of Registrant as specified in its charter)

           Nevada                      0-17120                  88-0215949
(State or other jurisdiction  (Commission File Number)        (IRS Employer
      of incorporation)                                  Identification Number)

                                871-C Grier Drive
                             Las Vegas, Nevada 89119
                    (Address of principal executive offices)

                                 (702) 361-3119
              (Registrant's telephone number, including area code)

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Item 5. Other Events

1. On June 11, 1998, the Honorable Linda B. Riegle of the United States Bankruptcy Court for the District of Nevada entered a Stipulated Order To Continue Hearing Date (the "Order"). The Order adjourned the hearing date of the adversary proceeding referenced therein until August 12, 1998 (the "Trial Date"), and extended the Amended Order Concerning Trading in Mednet Securities, entered January 6, 1998 (the "Trading Order"), to the Trial Date and any continued Trial Date of this adversary proceeding. The Trading Order imposed certain restrictions on the trading of Mednet, MPC Corporation's ("Mednet") equity securities to preserve Mednet's net operating loss carryforwards.

            Reference is made to the conformed Order attached hereto as Exhibit 99.1, and incorporated by reference herein.


Item 7. Financial Statements and Exhibits

        (c) Exhibits:

            99.1 Stipulated Order To Continue Hearing Date, dated June 11, 1998


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MEDNET, MPC CORPORATION

Date: June 16, 1998

                                          By: /s/ Robert A. Bagdasarian
                                             -----------------------------------
                                             Name: Robert A. Bagdasarian
                                             Title: Chief Executive Officer


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                            Exhibit Index

Exhibit Number              Description
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    99.1                    Stipulated Order To Continue Hearing Date, dated
                            June 11, 1998